UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

VERICHIP CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

   On May 3, 2007, VeriChip Corporation (the “Company”) issued a press release reporting its financial results for the three months ended March 31, 2007 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

   In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Effective May 4, 2007, Scott R. Silverman, the Company’s Chief Executive Officer and Chairman of the Board, will no longer serve as Acting President.

(c)	Effective May 4, 2007, the Board of Directors of the Company appointed William J. Caragol, the Company’s Chief Financial Officer, to also serve as President of the Company.

Mr. Caragol, age 40, has served as our Chief Financial Officer and Vice President since August 2006, our treasurer since December 2006 and our secretary since March 2007. From July 2005 to August 2006, he served as the Chief Financial Officer of Government Telecommunications, Inc., a subsidiary of Applied Digital Solutions, Inc., which holds a majority position in the Company. From December 2003 to June 2005, Mr. Caragol was the Vice President of Business Development and Chief Financial Officer of Millivision Technologies, a technology company. From August 2001 to December 2003, Mr. Caragol was a consulting partner with East Wind Partners LLP, a technology and telecommunications consulting company, in Washington, D.C. He is a member of the American Institute of Certified Public Accountants and graduated from Washington & Lee University with a bachelor of science in Administration and Accounting.

Item 9.01(d) Exhibits.

   The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated May 3, 2007, relating to VeriChip Corporation’s financial results for the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriChip Corporation

Date: May 9, 2007

/s/ William J. Caragol
William J. Caragol
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release, dated May 3, 2007, relating to VeriChip Corporation’s financial results for the three months ended March 31, 2007.